REGISTRATION NO. 33-32246
                                                       REGISTRATION NO. 811-5968

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933       [X]
                          PRE-EFFECTIVE AMENDMENT NO.       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 13    [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER      [X]
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 17
                           (check appropriate boxes)
                           -------------------------
                        JOHN HANCOCK TAX-FREE BOND TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                    (Address of Principal Executive Offices)
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (617) 375-1700
                                 --------------
                                 Susan S. Newton
                          Vice President and Secretary
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                    (Name and Address of Agent for Service)
                    ---------------------------------------

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X]  on January 1, 1998 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (DATE) pursuant to paragraph (a) of Rule (485 or 486)

PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933. THE REGISTRANT FILED THE NOTICE REQUIRED BY RULE 24F-2 FOR ITS MOST RECENT FISCAL YEAR ON OR ABOUT November 5, 1997.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements

                              JOHN HANCOCK

                              Tax-Free
                              Income Funds

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Prospectus
January 1, 1998


This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

California Tax-Free Income Fund

High Yield Tax-Free Fund

Massachusetts Tax-Free
Income Fund

New York Tax-Free Income Fund

Tax-Free Bond Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund look at goals,       California Tax-Free Income Fund           4
strategies, risks, expenses
and financial history.              High Yield Tax-Free Fund                  6

                                    Massachusetts Tax-Free Income Fund        8

                                    New York Tax-Free Income Fund            10

                                    Tax-Free Bond Fund                       12

Policies and instructions for       Your account
opening, maintaining and closing    Choosing a share class                   14
an account in any                   How sales charges are calculated         14
tax-free income fund.               Sales charge reductions and waivers      15
                                    Opening an account                       15
                                    Buying shares                            16
                                    Selling shares                           17
                                    Transaction policies                     19
                                    Dividends and account policies           19
                                    Additional investor services             20

Details that apply to the           Fund details
tax-free income funds as a group.   Business structure                       21
                                    Sales compensation                       22
                                    More about risk                          24

                                    For more information             back cover

Overview

--------------------------------------------------------------------------------
GOAL OF THE TAX-FREE INCOME FUNDS

John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are in higher income brackets

o want regular monthly income

o are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o are not subject to a high level of state or federal income tax

o are seeking an investment for a tax-deferred retirement account

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $22 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clipart] Risk factors The major risk factors associated with the fund.

[Clipart] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clipart] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clipart] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

California Tax-Free Income Fund

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                                TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

o     local economic or policy changes
o     tax base erosion
o     state constitutional limits on tax increases
o     changes in the ratings assigned to the state's municipal issuers
o     the possibility of credit problems, such as the 1994 bankruptcy of Orange
      County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT


[Clipart] Dianne Sales, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales joined John Hancock Funds in 1989 and has been in the investment business since 1984.


--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                   4.50%       none
Maximum sales charge imposed on
reinvested dividends                                  none        none
Maximum deferred sales charge                         none(1)     5.00%
Redemption fee(2)                                     none        none
Exchange fee                                          none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)          0.48%       0.48%
12b-1 fee (net of reduction)(4)                       0.15%       0.90%
Other expenses                                        0.12%       0.12%
Total fund operating expenses (after limitation)(3)   0.75%       1.50%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                         Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $52     $68      $85      $134
Class B shares
  Assuming redemption
  at end of period                  $65     $77      $102     $159
  Assuming no redemption            $15     $47      $82      $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.82% for Class A and 1.57% for Class B.
(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  CALIFORNIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)    6.13  12.26  9.15  13.60  (9.31)  21.88  0.61(5)  9.71
(scale varies from fund to fund)


------------------------------------------------------------------------------------------------------
Class A - period ended:                             12/90        12/91         12/92            12/93
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period               $10.00        $9.91        $10.32           $10.41
Net investment income                                0.74         0.69          0.66(3)          0.62
Net realized and unrealized gain (loss)
on investments                                      (0.16)        0.47          0.25             0.76
Total from investment operations                     0.58         1.16          0.91             1.38
Less distributions:
  Dividends from net investment income              (0.67)       (0.70)        (0.67)           (0.62)
  Distributions from net realized gain
  on investments sold                                  --        (0.05)        (0.15)           (0.32)
  Total distributions                               (0.67)       (0.75)        (0.82)           (0.94)
Net asset value, end of period                      $9.91       $10.32        $10.41           $10.85
Total investment return at net asset
value(4) (%)                                         6.13        12.26          9.15            13.60
Total adjusted investment return at net
asset value(4,6) (%)                                 5.29        11.86          8.90            13.42
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       80,200      163,693       217,014          279,692
Ratio of expenses to average net assets (%)          0.00         0.40          0.58             0.69
Ratio of adjusted expenses to average
net assets(9) (%)                                    0.84         0.80          0.83             0.87
Ratio of net investment income (loss)
to average net assets (%)                            7.11         6.75          6.36             5.69
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                  6.27         6.35          6.11             5.51
Portfolio turnover rate (%)                            62           45            34               51
Fee reduction per share ($)                          0.09         0.04          0.03(3)          0.02

------------------------------------------------------------------------------------------------------------------
Class A - period ended:                             12/94(1)         12/95           8/96(2)               8/97
------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                  $10.85         $9.28            $10.69             $10.36
Net investment income                                   0.58          0.57(3)           0.39(3)            0.57(3)
Net realized and unrealized gain (loss)
on investments                                         (1.57)         1.41             (0.33)              0.41
Total from investment operations                       (0.99)         1.98              0.06               0.98
Less distributions:
  Dividends from net investment income                 (0.58)        (0.57)            (0.39)             (0.57)
  Distributions from net realized gain
  on investments sold                                     --            --                --                 --
  Total distributions                                  (0.58)        (0.57)            (0.39)             (0.57)
Net asset value, end of period                         $9.28        $10.69            $10.36             $10.77
Total investment return at net asset
value(4) (%)                                           (9.31)        21.88              0.61(5)            9.71
Total adjusted investment return at net
asset value(4,6) (%)                                   (9.45)        21.73              0.55(5)            9.64
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         241,583       309,305           291,072            291,167
Ratio of expenses to average net assets (%)             0.75          0.75              0.76(7,8)          0.75
Ratio of adjusted expenses to average
net assets(9) (%)                                       0.89          0.90              0.84(7)            0.82
Ratio of net investment income (loss)
to average net assets (%)                               5.85          5.76              5.57(7)            5.42
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                     5.71          5.61              5.48(7)            5.35
Portfolio turnover rate (%)                               62            37(10)            30                 15
Fee reduction per share ($)                             0.01          0.01(3)           0.01(3)            0.01(3)


---------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/92      12/93   12/94(1)   12/95      8/96(2)       8/97
---------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                             $10.32     $10.41   $10.85    $9.28      $10.68        $10.36
Net investment income                                              0.58(3)    0.54     0.51     0.50(3)     0.33(3)       0.49(3)
Net realized and unrealized gain (loss) on investments             0.25       0.76    (1.57)    1.40       (0.31)        (0.41)
Total from investment operations                                   0.83       1.30    (1.06)    1.90       (0.02)         0.90
Less distributions:
  Dividends from net investment income                            (0.59)     (0.54)   (0.51)   (0.50)      (0.34)        (0.49)
  Distributions from net realized gain on investments sold        (0.15)     (0.32)      --       --          --            --
  Total distributions                                             (0.74)     (0.86)   (0.51)   (0.50)      (0.34)        (0.49)
Net asset value, end of period                                   $10.41     $10.85    $9.28   $10.68      $10.36        $10.77
Total investment return at net asset value(4) (%)                  8.35      12.76    (9.99)   20.87        0.20(5)       8.88
Total adjusted investment return at net asset value(4, 6) (%)      8.10      12.58   (10.13)   20.72        0.14(5)       8.81
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     26,595     65,437   77,365   84,673      83,253        89,493
Ratio of expenses to average net assets (%)                        1.35       1.44     1.50     1.50        1.52(7,8)     1.50
Ratio of adjusted expenses to average net assets(9) (%)            1.60       1.62     1.64     1.65        1.59(7)       1.57
Ratio of net investment income (loss) to average net assets (%)    5.43       4.82     5.10     4.97        4.81(7)       4.66
Ratio of adjusted net investment income (loss) to
average net assets(9) (%)                                          5.18       4.64     4.96     4.82        4.72(7)       4.59
Portfolio turnover rate (%)                                          34         51       62       37(10)      30            15
Fee reduction per share ($)                                        0.03(3)    0.02     0.01     0.01(3)     0.01(3)       0.01(3)


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) For the period ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the Fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75% for Class A and 1.50% for Class B.
(9)   Unreimbursed, without fee reduction.
(10)  Portfolio turnover excludes merger activity.


                                              CALIFORNIA TAX-FREE INCOME FUND  5

High Yield Tax-Free Fund

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                           0.58%     0.58%
12b-1 fee(3)                                             0.25%     1.00%
Other expenses                                           0.23%     0.23%
Total fund operating expenses                            1.06%     1.81%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                 Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares              $55      $77      $101      $169
Class B shares
 Assuming redemption
 at end of period           $68      $87      $118      $193
 Assuming no redemption     $18      $57       $98      $193


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.


Volatility, as indicated by Class B
year-by-year total investment return (%)    (5.13)(6)  15.88  7.54  4.60  10.07  7.89  13.69  (4.44)  13.99  1.36(6)  7.51
(scale varies from fund to fund)                                                                             eight
                                                                                                             months


---------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            10/94(1)        10/95(2)      8/96(3)            8/97
---------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                                  $9.85           $8.82        $9.47           $9.16
Net investment income                                                  0.48(4)         0.57         0.49(4)         0.56(4)
Net realized and unrealized gain (loss) on investments
sold and financial futures contracts                                  (0.94)           0.70        (0.30)           0.18
Total from investment operations                                      (0.46)           1.27         0.19            0.74
Less distributions:
  Dividends from net investment income                                (0.48)          (0.58)       (0.50)          (0.56)
  Distributions in excess of net investment income                    (0.09)          (0.04)          --              --
  Total distributions                                                 (0.57)          (0.62)       (0.50)          (0.56)
Net asset value, end of period                                        $8.82           $9.47        $9.16           $9.34
Total investment return at net asset value(5) (%)                      4.96(6)        14.85         1.96(6)         8.29
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         15,401          14,225       23,663          32,199
Ratio of expenses to average net assets (%)                            1.15(7)         1.06         1.10(7)         1.06
Ratio of net investment income (loss) to average net assets (%)        6.08(7)         6.36         6.39(7)         6.00
Portfolio turnover rate (%)                                              62              64           38              51


-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                        10/87(8)        10/88         10/89         10/90         10/91
-------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                              $9.49        $8.62         $9.25         $9.29         $9.07
Net investment income                                              0.37         0.62          0.55          0.55          0.54
Net realized and unrealized gain (loss) on
investments sold and financial futures contracts                  (0.87)        0.70          0.13         (0.14)         0.34
Total from investment operations                                  (0.50)        1.32          0.68          0.41          0.88
Less distributions:
  Dividends from net investment income                            (0.37)       (0.66)        (0.51)        (0.55)        (0.54)
  Distributions in excess of net investment income                   --           --            --            --            --
  Distributions from net realized gain on investments sold           --        (0.03)           --            --            --
  Distributions from capital paid-in                                 --           --         (0.13)        (0.08)        (0.10)
  Total distributions                                             (0.37)       (0.69)        (0.64)        (0.63)        (0.64)
Net asset value, end of period                                    $8.62        $9.25         $9.29         $9.07         $9.31
Total investment return at net asset value(5) (%)                 (5.13)(6)    15.88          7.54          4.60         10.07
Total adjusted investment return at net asset value(5,9) (%)         --           --            --            --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     15,026       24,278        29,841        35,820        51,467
Ratio of expenses to average net assets (%)                        0.61(6)      2.05          2.32          2.20          2.36
Ratio of adjusted expenses to average net assets(10) (%)           0.82(6)        --            --            --            --
Ratio of net investment income to
average net assets (%)                                             4.05(6)      6.66          5.79          5.96          5.61
Ratio of adjusted net investment income (loss)
to average net assets(10) (%)                                      3.84(6)        --            --            --            --
Portfolio turnover rate (%)                                          42           82            29            41            83
Fee reduction per share ($)                                        0.02           --            --            --            --


-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            10/92      10/93     10/94    10/95(2)   8/96(3)     8/97
-------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                               $9.31      $9.39     $9.98     $8.82     $9.47       $9.16
Net investment income                                               0.55       0.53      0.48      0.51      0.44(4)     0.49(4)
Net realized and unrealized gain (loss) on
investments sold and financial futures contracts                    0.17       0.72     (0.90)     0.69     (0.31)       0.18
Total from investment operations                                    0.72       1.25     (0.42)     1.20      0.13        0.67
Less distributions:
  Dividends from net investment income                             (0.55)     (0.56)    (0.48)    (0.51)    (0.44)      (0.49)
  Distributions in excess of net investment income                    --         --     (0.07)    (0.04)       --          --
  Distributions from net realized gain on investments sold         (0.09)     (0.10)    (0.19)       --        --          --
  Distributions from capital paid-in                                  --         --        --        --        --          --
  Total distributions                                              (0.64)     (0.66)    (0.74)    (0.55)    (0.44)      (0.49)
Net asset value, end of period                                     $9.39      $9.98     $8.82     $9.47     $9.16       $9.34
Total investment return at net asset value(5) (%)                   7.89      13.69     (4.44)    13.99      1.36(6)     7.51
Total adjusted investment return at net asset value(5,9) (%)          --         --        --        --        --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      65,933    113,442   151,069   155,234   147,669     139,385
Ratio of expenses to average net assets (%)                         2.17       2.06      1.85      1.79      1.81(7)     1.81
Ratio of adjusted expenses to average net assets(10) (%)              --         --        --        --        --          --
Ratio of net investment income to
average net assets (%)                                              5.78       5.23      5.36      5.61      5.65(7)     5.28
Ratio of adjusted net investment income (loss)
to average net assets(10) (%)                                         --         --        --        --        --          --
Portfolio turnover rate (%)                                           40        100        62        64        38          51
Fee reduction per share ($)                                           --         --        --        --        --          --

(1)   Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8)   For the period May 1, 1987 to October 31, 1987.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.



                                                     HIGH YIELD TAX-FREE FUND  7

Massachusetts Tax-Free Income Fund

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHMAX     CLASS B: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).


Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, certain factors may disproportionately affect the fund's investments.


These factors may include:

o     local economic or policy changes
o     tax base erosion
o     state constitutional limits on tax increases
o     changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT


[Clipart] Dianne Sales, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales joined John Hancock Funds in 1989 and has been in the investment business since 1984.


--------------------------------------------------------------------------------

INVESTOR EXPENSES


[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)             0.11%     0.11%
12b-1 fee(4)                                             0.30%     1.00%
Other expenses                                           0.29%     0.29%
Total fund operating expenses (after limitation)(3)      0.70%     1.40%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares              $52      $66       $82      $128
Class B shares
  Assuming redemption
  at end of period          $64      $74       $97      $149
  Assuming no redemption    $14      $44       $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.09% for Class A and 1.79% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



8  MASSACHUSETTS TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)   13.13(3)  9.67  3.49  12.10  12.11  13.29  (0.97)  7.66  4.78  9.85
(scale varies from fund to fund)


--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             8/88(1)           8/89        8/90        8/91         8/92
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.00         $10.63      $10.94      $10.63       $11.15
Net investment income                                                  0.65           0.70        0.69        0.73         0.71
Net realized and unrealized gain (loss) on investments                 0.63           0.31       (0.31)       0.53         0.60
Total from investment operations                                       1.28           1.01        0.38        1.26         1.31
Less distributions:
  Dividends from net investment income                                (0.65)         (0.70)      (0.69)      (0.73)       (0.71)
  Distributions from net realized gain on investments sold               --             --          --       (0.01)          --
  Total distributions                                                 (0.65)         (0.70)      (0.69)      (0.74)       (0.71)
Net asset value, end of period                                       $10.63         $10.94      $10.63      $11.15       $11.75
Total investment return at net asset value(2) (%)                     13.13(3)        9.67        3.49       12.10        12.11
Total adjusted investment return at net asset value(2,4) (%)          10.38(3)        9.16        2.72       10.66        10.93
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          4,757          9,138       9,968      15,015       29,113
Ratio of expenses to average net assets (%)                            1.00(3)        1.00        1.00        0.60         0.60
Ratio of adjusted expenses to average net assets(6) (%)                3.75(3)        1.51        1.77        2.04         1.78
Ratio of net investment income (loss) to average net assets (%)        6.28(3)        6.35        6.31        6.64         6.18
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                      3.53(3)        5.84        5.54        5.20         5.00
Portfolio turnover rate (%)                                              20              2           2          29           56
Fee reduction per share ($)                                            0.28           0.11        0.08        0.16         0.14

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              8/93         8/94         8/95         8/96            8/97
-----------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                               $11.75       $12.43       $11.56       $11.76          $11.66
Net investment income                                                0.67         0.63         0.65         0.65            0.66
Net realized and unrealized gain (loss) on investments               0.82        (0.75)        0.20        (0.10)           0.46
Total from investment operations                                     1.49        (0.12)        0.85         0.55            1.12
Less distributions:
  Dividends from net investment income                              (0.67)       (0.63)       (0.65)       (0.65)          (0.66)
  Distributions from net realized gain on investments sold          (0.14)       (0.12)          --           --              --
  Total distributions                                               (0.81)       (0.75)       (0.65)       (0.65)          (0.66)
Net asset value, end of period                                     $12.43       $11.56       $11.76       $11.66          $12.12
Total investment return at net asset value(2) (%)                   13.29        (0.97)        7.66         4.78            9.85
Total adjusted investment return at net asset value(2,4) (%)        12.38        (1.50)        7.21         4.30            9.45
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       50,019       54,122       54,416       55,169          54,253
Ratio of expenses to average net assets (%)                          0.67         0.70         0.70         0.75(5)         0.71(5)
Ratio of adjusted expenses to average net assets(6) (%)              1.58         1.23         1.15         1.18            1.11
Ratio of net investment income (loss) to average net assets (%)      5.61         5.28         5.67         5.53            5.59
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                    4.70         4.75         5.22         5.05            5.19
Portfolio turnover rate (%)                                            79           29           24           36              12
Fee reduction per share ($)                                          0.11         0.06         0.05         0.06            0.05



--------------------------------------------------------------------------------
Class B - period ended:                                            8/97(1)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $11.84
Net investment income                                                 0.54
Net realized and unrealized gain (loss) on investments                0.28
Total from investment operations                                      0.82
Less distributions:
  Dividends from net investment income                               (0.54)
Net asset value, end of period                                      $12.12
Total investment return at net asset value(2) (%)                     7.08(7)
Total adjusted investment return at net asset value(2,4) (%)          6.72(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         2,418
Ratio of expenses to average net assets (%)                           1.41(3,5)
Ratio of adjusted expenses to average net assets(6) (%)               1.81(3)
Ratio of net investment income (loss) to average net assets (%)       4.82(3)
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                     4.42(3)
Portfolio turnover rate (%)                                             12
Fee reduction per share ($)                                           0.04

(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on October 3, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) The Ratio of Expenses to Average Net Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.70% and 1.40% for Class A and Class B, respectively.
(6)   Unreimbursed, without fee reduction.
(7)   Not annualized.


                                           MASSACHUSETTS TAX-FREE INCOME FUND  9

New York Tax-Free Income Fund
REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHNYX     CLASS B: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS


[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).


Because the fund is not diversified and it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments.

These factors may include:

o     local economic or policy changes
o     tax base erosion
o     limited flexibility to raise taxes
o     changes in the ratings assigned to the state's municipal issuers
o     the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.

--------------------------------------------------------------------------------

INVESTOR EXPENSES


[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)             0.11%     0.11%
12b-1 fee(4)                                             0.30%     1.00%
Other expenses                                           0.29%     0.29%
Total fund operating expenses (after limitation)(3)      0.70%     1.40%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares              $52      $66       $82      $128
Class B shares
  Assuming redemption
  at end of period          $64      $74       $97      $149
  Assuming no redemption    $14      $44       $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.09% for Class A and 1.79% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



10  NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  11.40(3)  11.87  3.74  12.24  12.17  13.70  (1.05)  7.19  5.21  9.48
(scale varies from fund to fund)


----------------------------------------------------------------------------------------------------------------
Class A - period ended:                          8/88(1)            8/89         8/90         8/91         8/92
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $10.00          $10.48       $11.01       $10.74       $11.29
Net investment income                               0.61            0.68         0.67         0.72         0.72
Net realized and unrealized gain
(loss) on investments                               0.48            0.55        (0.25)        0.55         0.63
Total from investment operations                    1.09            1.23         0.42         1.27         1.35
Less distributions:
  Dividends from net investment income             (0.61)          (0.68)       (0.67)       (0.72)       (0.72)
  Distributions from net realized gain
  on investments sold                                 --           (0.02)       (0.02)          --        (0.02)
  Total distributions                              (0.61)          (0.70)       (0.69)       (0.72)       (0.74)
Net asset value, end of period                    $10.48          $11.01       $10.74       $11.29       $11.90
Total investment return at net asset
value(2) (%)                                       11.40(3)        11.87         3.74        12.24        12.17
Total adjusted investment return at net
asset value(2,4) (%)                                7.56(3)        11.22         3.05        11.02        11.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       4,306           8,795       13,357       20,878       33,806
Ratio of expenses to average net assets (%)         1.00(3)         1.00         1.00         0.60         0.60
Ratio of adjusted expenses to average
net assets(6) (%)                                   4.84(3)         1.65         1.69         1.82         1.68
Ratio of net investment income (loss) to
average net assets (%)                              6.11(3)         6.30         6.17         6.57         6.22
Ratio of adjusted net investment income
(loss) to average net assets(6) (%)                 2.27(3)         5.65         5.48         5.35         5.14
Portfolio turnover rate (%)                           16              10           10           12           48
Fee reduction per share ($)                         0.38            0.13         0.08         0.13         0.13

----------------------------------------------------------------------------------------------------------------
Class A - period ended:                           8/93         8/94         8/95         8/96            8/97
----------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period            $11.90       $12.63       $11.73       $11.88          $11.83
Net investment income                             0.68         0.64         0.65         0.66            0.67
Net realized and unrealized gain
(loss) on investments                             0.87        (0.77)        0.15        (0.05)           0.42
Total from investment operations                  1.55        (0.13)        0.80         0.61            1.09
Less distributions:
  Dividends from net investment income           (0.68)       (0.64)       (0.65)       (0.66)          (0.67)
  Distributions from net realized gain
  on investments sold                            (0.14)       (0.13)          --           --              --
  Total distributions                            (0.82)       (0.77)       (0.65)       (0.66)          (0.67)
Net asset value, end of period                  $12.63       $11.73       $11.88       $11.83          $12.25
Total investment return at net asset
value(2) (%)                                     13.70        (1.05)        7.19         5.21            9.48
Total adjusted investment return at net
asset value(2,4) (%)                             12.83        (1.58)        6.74         4.77            9.08
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)    52,444       55,690       55,753       56,229          54,086
Ratio of expenses to average net assets (%)       0.67         0.70         0.70         0.73(5)         0.71(5)
Ratio of adjusted expenses to average
net assets(6) (%)                                 1.54         1.23         1.15         1.14            1.11
Ratio of net investment income (loss) to
average net assets (%)                            5.63         5.28         5.67         5.51            5.61
Ratio of adjusted net investment income
(loss) to average net assets(6) (%)               4.76         4.75         5.22         5.07            5.21
Portfolio turnover rate (%)                         56           23           70           76              46
Fee reduction per share ($)                       0.11         0.06         0.05         0.05            0.05

--------------------------------------------------------------------------------
Class B - period ended:                                             8/97(1)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $11.99
Net investment income                                                 0.54
Net realized and unrealized gain (loss) on investments                0.26
Total from investment operations                                      0.80
Less distributions:
  Dividends from net investment income                               (0.54)
Net asset value, end of period                                      $12.25
Total investment return at net asset value(2) (%)                     6.82(7)
Total adjusted investment return at net asset value(2,4) (%)          6.46(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         2.414
Ratio of expenses to average net assets (%)                           1.41(3,5)
Ratio of adjusted expenses to average net assets(6) (%)               1.81(3)
Ratio of net investment income (loss) to average net assets (%)       4.79(3)
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                     4.39(3)
Portfolio turnover rate (%)                                             46
Fee reduction per share ($)                                           0.04

(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on October 3, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) The Ratio of Expenses to Average Net Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.70% and 1/40% for Class A and Class B, respectively.
(6)   Unreimbursed, without fee reduction.
(7)   Not annualized.



                                               NEW YORK TAX-FREE INCOME FUND  11

Tax-Free Bond Fund

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: TAMBX   CLASS B: TSMBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                           0.47%     0.47%
12b-1 fee(3,4)                                           0.15%     0.90%
Other expenses                                           0.23%     0.23%
Total fund operating expenses(4)                         0.85%     1.60%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares              $53      $71       $90      $145
Class B shares
  Assuming redemption
  at end of period          $66      $81      $107      $170
  Assuming no redemption    $16      $51       $87      $170

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(4) The adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Without this limitation, management fees would be 0.53% for each class and total fund operating expenses would be 0.91% for Class A and 1.66% for Class B.



12  TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)   6.04(6)  14.78  10.97  15.15  (9.28)  20.20  (0.01)(6)  9.44
(scale varies from fund to fund)                                                          eight
                                                                                          months


---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             12/90(1)            12/91         12/92         12/93
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $10.00            $9.90        $10.24        $10.47
Net investment income                                                   0.71             0.69          0.67          0.62
Net realized and unrealized gain (loss) on investments                 (0.13)            0.72          0.42          0.93
Total from investment operations                                        0.58             1.41          1.09          1.55
Less distributions:
  Dividends from net investment income                                 (0.68)           (0.68)        (0.68)        (0.62)
  Distributions from net realized gain on investments sold                --            (0.39)        (0.18)        (0.44)
  Total distributions                                                  (0.68)           (1.07)        (0.86)        (1.06)
Net asset value, end of period                                         $9.90           $10.24        $10.47        $10.96
Total investment return at net asset value(5) (%)                       6.04(6)         14.78         10.97         15.15
Total adjusted investment return at net asset value(5,7) (%)            5.19(6)         14.40         10.67         14.98
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          45,437           73,393        99,523       136,521
Ratio of expenses to average net assets (%)                             0.40(6)          0.60          0.66          0.78
Ratio of adjusted expenses to average net assets(9) (%)                 1.25(6)          0.98          0.96          0.95
Ratio of net investment income (loss) to average net assets (%)         7.09(6)          6.86          6.46          5.57
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                       6.24(6)          6.48          6.16          5.40
Portfolio turnover rate (%)                                               64              123            79           116
Fee reduction per share ($)                                             0.08             0.04          0.03          0.02

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             12/94(2)         12/95          8/96(3)              8/97
---------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                                  $10.96         $9.39           $10.67            $10.27
Net investment income                                                   0.58          0.57(4)          0.40              0.59
Net realized and unrealized gain (loss) on investments                 (1.58)         1.28            (0.41)             0.36
Total from investment operations                                       (1.00)         1.85            (0.01)             0.95
Less distributions:
  Dividends from net investment income                                 (0.57)        (0.57)           (0.39)            (0.59)
  Distributions from net realized gain on investments sold                --            --               --                --
  Total distributions                                                  (0.57)        (0.57)           (0.39)            (0.59)
Net asset value, end of period                                         $9.39        $10.67           $10.27            $10.63
Total investment return at net asset value(5) (%)                      (9.28)        20.20            (0.01)(6)          9.44
Total adjusted investment return at net asset value(5,7) (%)           (9.39)        20.08            (0.09)(6)          9.38
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         114,539       118,797          560,863           590,185
Ratio of expenses to average net assets (%)                             0.85          0.85             0.85(8)           0.85
Ratio of adjusted expenses to average net assets(9) (%)                 0.96          0.97             0.98(8)           0.91
Ratio of net investment income (loss) to average net assets (%)         5.72          5.67             5.75(8)           5.61
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                       5.61          5.55             5.62(8)           5.55
Portfolio turnover rate (%)                                              107           113              116(10)            46(10)
Fee reduction per share ($)                                             0.01          0.01(4)          0.01(4)           0.01


-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                      12/92       12/93   12/94(2)    12/95        8/96(3)          8/97
-----------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                        $10.24      $10.47    $10.96     $9.38         $10.67        $10.27
Net investment income                                         0.59(4)     0.54      0.50      0.50(4)        0.34          0.51
Net realized and unrealized gain (loss) on investments        0.42        0.93     (1.58)     1.28          (0.40)         0.36
Total from investment operations                              1.01        1.47     (1.08)     1.78          (0.06)         0.87
Less distributions:
  Dividends from net investment income                       (0.60)      (0.54)    (0.50)    (0.49)         (0.34)        (0.51)
  Distributions from net realized gain on investments sold   (0.18)      (0.44)       --        --             --            --
  Total distributions                                        (0.78)      (0.98)    (0.50)    (0.49)         (0.34)        (0.51)
Net asset value, end of period                              $10.47      $10.96     $9.38    $10.67         $10.27        $10.63
Total investment return at net asset value(5) (%)            10.15       14.30    (10.05)    19.41          (0.51)(6)      8.63
Total adjusted investment return at net
asset value(5,7) (%)                                          9.85       14.13    (10.16)    19.29          (0.59)(6)      8.57
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                18,272      56,384    70,243    76,824         81,177       204,621
Ratio of expenses to average net assets (%)                   1.43        1.53      1.60      1.60           1.60(8)       1.60
Ratio of adjusted expenses to average net assets(9) (%)       1.73        1.70      1.71      1.72           1.73(8)       1.66
Ratio of net investment income (loss) to average
net assets (%)                                                5.57        4.66      4.97      4.90           4.91(8)       4.85
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                             5.27        4.49      4.86      4.78           4.78(8)       4.79
Portfolio turnover rate (%)                                     79         116       107       113            116(10)        46(10)
Fee reduction per share ($)                                   0.03(4)     0.02      0.01      0.01(4)        0.01(4)       0.01


(1)   Class A shares commenced operations on January 5, 1990.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10)  Portfolio turnover excludes merger activity.


                                                          TAX-FREE BOND FUND  13

Your account
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                   Class B
--------------------------------------------------------------------------------

o Front-end sales charges, as             o No front-end sales charge;
  described below. There are                all your money goes to work
  several ways to reduce                    for you right away.
  these charges, also
  described below.                        o Higher annual expenses than
                                            Class A shares.
o Lower annual expenses than
  Class B shares.                         o A deferred sales charge on
                                            shares you sell within six
                                            years of purchase, as
                                            described below.

                                          o Automatic conversion to Class A
                                            shares after eight years, thus
                                            reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $99,999              4.50%           4.71%
$100,000 - $249,999        3.75%           3.90%
$250,000 - $499,999        3.00%           3.09%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
Your investment                CDSC on shares being sold

First $1M - $4,999,999         1.00%
Next $1 - $5M above that       0.50%
Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold

1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


14  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).


CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
o     to make payments through certain systematic withdrawal plans
o     to make certain distributions from a retirement plan
o     because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


To utilize: contact your financial representative or Signature Services.


Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:
o government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o     selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o     members of an approved affinity group financial services program
o     certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.


2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
      o     non-retirement account: $1,000
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $500

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.


4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.


5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.



                                                                YOUR ACCOUNT  15

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clipart]      o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address on next page).            a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address on next page).

By exchange


[Clipart]      o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.


By wire

[Clipart]      o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clipart] See "By wire" and "By exchange."       o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clipart] o Accounts of any type.            o Write a letter of instruction
          o Sales of any amount.               or complete a stock power
                                               indicating the fund name, your
                                               share class, your account
                                               number, the name(s) in which
                                               the account is registered and
                                               the dollar value or number of
                                               shares you wish to sell.

                                             o Include all signatures and any
                                               additional documents that may
                                               be required (see next page).

                                             o Mail the materials to Signature
                                               Services.

                                             o A check will be mailed to the
                                               name(s) and address in which
                                               the account is registered, or
                                               otherwise according to your
                                               letter of instruction.

By phone

[Clipart] o Most accounts.                   o For automated service 24 hours
          o Sales of up to $100,000.           a day using your touch-tone
                                               phone, call the EASI-Line at
                                               1-800-338-8080.

                                             o To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M.
                                               Eastern Time on most business
                                               days.

By wire or electronic funds transfer (EFT)

[Clipart] o Requests by letter to            o Fill out the "Telephone
            sell any amount (accounts          Redemption" section of your
            of any type).                      new account application.

          o Requests by phone to sell        o To verify that the telephone
            up to $100,000 (accounts           redemption privilege is in
            with telephone redemption          place on an account, or to
            privileges).                       request the forms to add it
                                               to an existing account, call
                                               Signature Services.

                                             o Amounts of $1,000 or more will
                                               be wired on the next business
                                               day. A $4 fee will be deducted
                                               from your account.

                                             o Amounts of less than $1,000
                                               may be sent by EFT or by check.
                                               Funds from EFT transactions
                                               are generally available by
                                               the second business day.
                                               Your bank may charge a fee
                                               for this service.

By exchange

[Clipart] o Accounts of any type.            o Obtain a current prospectus for
          o Sales of any amount.               the fund into which you are
                                               exchanging by calling your
                                               financial representative or
                                               Signature Services.


                                             o Call your financial
                                               representative or Signature
                                               Services to request an exchange.


----------------------------------------


Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000


Phone
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                YOUR ACCOUNT  17

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
o     your address of record has changed within the past 30 days
o     you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
o     a broker or securities dealer
o     a federal savings, cooperative or other type of bank
o     a savings and loan or other thrift institution
o     a credit union
o     a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                       [Clipart]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).


Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).



Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).


Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instruction.
account types not listed above.


18  YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Signature Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.


Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:
o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


                                                                YOUR ACCOUNT  19

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.


Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.


The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends generally will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:
o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:
o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, 403(b) plans (including
TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



20  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------


             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000


                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

Asset management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------


                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust co.
                              200 Clarendon Street
                                Boston, MA 02116


                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


                                                                YOUR ACCOUNT  21

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals and policies Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

Diversification Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                              Unreimbursed      As a % of
Fund                                          expenses          net assets


California Tax-Free Income                    $ 4,675,967       5.45%
High Yield Tax-Free                           $ 7,504,868       5.22%
Massachusetts Tax-Free Income                 $    22,252       2.40%
New York Tax-Free Income                      $     9,306       0.39%
Tax-Free Bond                                 $10,547,839       5.86%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


22  FUND DETAILS

--------------------------------------------------------------------------------
Class A investments
--------------------------------------------------------------------------------

                                                        Maximum
                                 Sales charge           reallowance            First year             Maximum
                                 paid by investors      or commission          service fee            total compensation(1)
                                 (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
Up to $99,999                    4.50%                  3.76%                  0.25%                  4.00%
$100,000 - $249,999              3.75%                  3.01%                  0.25%                  3.25%
$250,000 - $499,999              3.00%                  2.26%                  0.25%                  2.50%
$500,000 - $999,999              2.00%                  1.51%                  0.25%                  1.75%

Regular investments of
$1 million or more
First $1M - $4,999,999             --                   0.75%                  0.25%                  1.00%
Next $1 - $5M above that           --                   0.25%                  0.25%                  0.50%
Next $1 and more above that        --                   0.00%                  0.25%                  0.25%


Waiver investments(2)              --                   0.00%                  0.25%                  0.25%


--------------------------------------------------------------------------------
Class B investments
--------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance            First year             Maximum
                                                         or commission          service fee            total compensation
                                                         (% of offering price)  (% of net investment)  (% of offering price)
All amounts                                              3.75%                  0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                FUND DETAILS  23

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions of any sort.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


24  FUND DETAILS

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------


This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.


10    Percent of total assets (italic type)
10    Percent of net assets (roman type)
*     No policy limitation on usage; fund may be using currently
o     Permitted, but has not typically been used
--    Not permitted

                                                          California                Massachusetts    New York
                                                           Tax-Free    High Yield     Tax-Free       Tax-Free    Tax-Free
                                                            Income      Tax-Free       Income         Income       Bond
-------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks                                          15        33.3(1)       33.3            33.3          15

Repurchase agreements  The purchase of
a security that must later be sold back
to the issuer at the same price plus
interest. Credit risk                                            *           *             *               *           *

Securities lending  The lending of securities
to financial institutions, which provide cash or
government securities as collateral. Credit risk              33.3          --          33.3            33.3        33.3

Short-term trading  Selling a security soon after
purchase. A portfolio engag ing in short-term
trading will have higher turnover and transaction
expenses. Market risk                                            *           *             *               *           *

When-issued securities and forward commitments
The purchase or sale of securities for
delivery at a future date; market value may
change before delivery. Market, opportunity,
leverage risks                                                   *           *             *               *           *

-------------------------------------------------------------------------------------------------------------------------
Conventional securities

Non-investment-grade debt securities
Debt securities rated below BBB/Baa are
considered junk bonds. Credit, market, interest
rate, liquidity, valuation, information risks                   20          85          33.3            33.3          35

Private activity bonds  Municipal debt obligations
that are backed primarily by revenues
from non-governmental entities. Credit, information,
interest rate, political, natural event risks                    *           *             *               *           *

Restricted and illiquid securities  Securities not
traded on the open market. May include illiquid
Rule 144A securities. Liquidity, valuation, market
risks                                                           10          10            15              15          10

-------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Participation interests Securities representing
an interest in another security, often a municipal
lease obligation (MLO). MLOs are not backed by the
full faith and credit of the issuing municipality
Credit, information, interest rate, liquidity,
valuation risks                                                  *           *             *               *           *

-------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Financial futures and options; securities and
index options Contracts involving the right or
obligation to deliver or receive assets or money
depending on the performance of one or more
assets or an economic index
o     Futures and related options. Interest
      rate, market, hedged or speculative
      leverage, correlation, liquidity,
      opportunity risks                                          *           *             *               *           *
o     Options on securities and indices. Interest
      rate, market, hedged or speculative leverage,
      correlation, liquidity, credit, opportunity
      risks                                                      o           o             o               o           o

Structured securities  Leveraged and/or indexed debt
securities, including principal-only and interest-only
securities, leveraged floating rate securities and
others. These securities tend to be highly sensitive
to interest rate movements and their performance may
not correlate to such movements in a conventional
fashion. Credit, interest rate, market, speculative
leverage, liquidity, valuation risks                             *           *             *               *           *


Swaps, caps, floors, collars  OTC contracts involving
the right or obligation to receive or make payments
based on two different income streams. Correlation,
credit, interest rate, hedged or speculative leverage,
liquidity, valuation risks                                       o           o             o               o           o


(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.


                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------


    Quality rating
    (S&P/Moody's)(2)             High Yield Tax-Free Fund   Tax-Free Bond Fund
Investment-Grade Bonds
    ----------------------------------------------------------------------------
    AAA/Aaa                      11.4%                      31.2%
    ----------------------------------------------------------------------------
    AA/Aa                         1.6%                       8.5%
    ----------------------------------------------------------------------------
    A/A                           4.0%                      16.3%
    ----------------------------------------------------------------------------
    BBB/Baa                      27.7%                      31.8%
--------------------------------------------------------------------------------
Junk Bonds
    ----------------------------------------------------------------------------
    BB/Ba                        48.2%                      11.0%
    ----------------------------------------------------------------------------
    B/B                           7.1%                       1.2%
    ----------------------------------------------------------------------------
    CCC/Caa                       0.0%                       0.0%
    ----------------------------------------------------------------------------
    CC/Ca                         0.0%                       0.0%
    ----------------------------------------------------------------------------
    C/C                           0.0%                       0.0%
    ----------------------------------------------------------------------------
    % of portfolio in bonds     100.0                      100.0


n Rated by Standard & Poor's or Moody's n Rated by the adviser

(1)   Data as of fund's last fiscal year end.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


26  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on all aspects of the funds. The current annual/ semiannual report is included in the SAI.


A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).


To request a free copy of the current annual/semiannual report or SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

       John Hancock(R)
       Financial Services


                                               (C) 1996 John Hancock Funds, Inc.
                                                                      TEXPN 1/98

                      JOHN HANCOCK HIGH YIELD TAX-FREE FUND


                       Statement of Additional Information
                                 January 1, 1998



This Statement of Additional Information provides information about John Hancock High Yield Tax-Free Fund (the "Fund"), in addition to the information that is contained in the combined Tax-Free Income Fund's Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Tax-Free Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291



                                TABLE OF CONTENTS

                                                                            Page


Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions................................................ ......15
Those Responsible for Management..............................................17
Investment Advisory and Other Services........................................26
Distribution Contracts .......................................................29
Net Asset Value ..............................................................30
Initial Sales Charge on Class A Shares .......................................31
Deferred Sales Charge on Class B Shares ......................................33
Special Redemptions ..........................................................36
Additional Services and Programs .............................................37
Description of the Fund's Shares .............................................38
Tax Status ...................................................................40
Calculation of Performance ...................................................45
Brokerage Allocation .........................................................47
Transfer Agent Services ......................................................48
Custody of Portfolio .........................................................49
Independent Auditors .........................................................49
Appendix A ..................................................................A-1
Appendix B ..................................................................B-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to the date of this Statement of Additional Information, the Fund was a series of John Hancock Series, Inc.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's primary investment objective is to obtain a high level of current income that is largely exempt from federal income taxes and is consistent with the preservation of capital. The Fund pursues this objective by normally investing substantially all of its assets in medium and lower quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, The District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("tax-exempt securities"). The Fund seeks as its secondary objective preservation of capital by purchasing and selling interest rate futures contracts ("financial futures") and tax-exempt bond index futures contracts ("index futures"), and by purchasing and writing put and call options on debt securities, financial futures, tax-exempt bond indices and index futures to hedge against changes in the general level of interest rates. There can be no assurance that the Fund will achieve its investment objectives.


As a fundamental policy, the Fund invests, in normal circumstances, at least 80% of its total assets in municipal bonds ("Municipal Bonds") rated, at the time of purchase, "A," "Baa" or "Ba" by Moody's Investor Services, Inc. ("Moody's"); or "A", "BBB" or "BB" by Standard and Poor's Ratings Group ("S&P") and Fitch Investment Services ("Fitch"), or, if unrated, that are of comparable quality as determined by the Adviser. Municipal Bonds rated lower than "Ba" or "BB" may be bought by the Fund. However, the Fund will limit its investments in such securities to not more than 5% of its total assets at the time of purchase. The Fund may invest in Municipal Bonds with ratings as low as "CC" by S&P or "Ca" by Moody's, but will invest in securities rated lower than ""Ba" or "BB" only where, in the opinion of the Adviser, the rating does not accurately reflect the true quality of the credit of the issuer and the quality of such securities is comparable to that of securities rated at least "Ba" or "BB." The rating limitations applicable to the Fund's investments apply at the time of acquisition of a security; any subsequent change in the rating or quality of a security will not require the Fund to sell the security. A general description of Moody's, S&P's and Fitch ratings is set forth in Appendix A.


"Tax-exempt securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes. These securities consist of Municipal Bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

In addition to the hedging strategies employed by the Fund in pursuit of its secondary objective of preservation of capital, the Fund can purchase bonds rated "BBB" and "BB" or "Baa" and "Ba," where based upon price, yield and the Adviser's assessment of quality, investment in such bonds is determined to be consistent with the Fund's secondary objective of preserving capital. To the

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

extent that the Fund purchases, retains or disposes of such bonds for this purpose, the Fund may not earn as high a yield as might otherwise be obtainable from lower quality securities.

While the Fund normally will invest primarily in medium and lower quality Municipal Bonds as indicated above, it may invest in higher quality tax-exempt securities, particularly when the difference in returns between rating classifications is very narrow.

The same credit quality standards would apply to municipal commercial paper, notes and variable rate demand obligations as apply to the Fund's investments in municipal bonds. For example, these securities could be unrated securities comparable in quality to securities rated BB or Ba or could be rated as low as CC or Ca by S&P or Moody's.

At the end of any quarter of its taxable year, tax-exempt securities must comprise at least 50% of the Fund's total assets. For liquidity and flexibility the Fund may place up to 20% of total assets in taxable and tax-free short-term securities. For defensive purposes, it may invest more assets in these securities.

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Custodial Receipts. The Fund may acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Bank and Corporate Obligations. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such

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

deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. The Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds (often referred to as "private activity bonds") are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax.

The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's credit quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or

                                       4

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other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.


Lower Rated High Yield Debt Obligations. As described in "Investment Objective and Policies," the Fund may invest in high yielding debt securities that are rated below investment grade (i.e., rated Baa or lower by Moody's or BBB or lower by S&P and Fitch). Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt securities rated lower than Baa or BBB by Moody's, S&P or Fitch, respectively and unrated securities of comparable quality (commonly called "junk bonds") generally have larger price fluctuations and involve increased risks to the principal and interest than do higher rated securities. Many of these securities are considered to be speculative investments. In general, these risks include: (1) substantial market price volatility; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; and
(3) industry, market and economic risks, including limited liquidity and secondary market support.


The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Credit and Interest Rate Risks. Investors should note that while ratings by a rating institution provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the shares of the Fund. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Fund's portfolio. However, in seeking to

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achieve  the  Fund's  primary  objective,  there  will be times,  such as during
periods  of  rising  interest  rates,   when  depreciation  and  realization  of
comparable losses on securities in the portfolio will be unavoidable. Moreover, medium and lower-rated securities and unrated securities of comparable quality tend to be subject to wider fluctuations in yield and market values than higher rated securities. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund's portfolio. Other risks of lower quality securities include:

         (i) subordination to the prior claims of banks and other senior lenders and

         (ii) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities.

In determining which securities to purchase or hold in the Fund's portfolio and in seeking to reduce credit and interest rate risk consistent with the Fund's investment objective and policies, the Adviser will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers; the views of the Trust's Trustees and others regarding economic developments and interest rate trends; and the Adviser's own analysis of factors it deems relevant as it pertains to achieving the Fund's investment objectives.


Participation Interests The Fund may purchase participation interests which give the Fund an undivided pro rata interest in a tax-exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice for all or any part of the Fund's participation interest in the tax-exempt security plus accrued interest. Participation interests which are determined to be not readily marketable will be considered illiquid for purposes of the Fund's 10% restriction on investment in illiquid securities.


The Fund may also invest in certificates of participation ("COPs"), which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be monitored pursuant to analysis by the Adviser and reviewed according to procedures adopted by the Board of Trustees, which considers various factors in determining liquidity risk. COPs will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities, provided the Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation.

Callable Bonds. The Fund may purchase and hold callable Municipal Bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called), which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

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Variable  and  Floating  Rate  Obligations.  The Fund may invest in variable and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based. Variable and floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending on a number of factors, including the type of issuer and the terms of the instrument. The Fund may invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in illiquid securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.


Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through

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offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.


Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.


Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement Fund buys a security for a relatively short period (generally not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this, as well as, and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities process or for other non-speculative purposes, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other Considerations. The Fund will engage in futures and related options transactions solely for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The
Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions

The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


The Fund may not:

         (1) Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33-1/3% of net assets.

         (2)      Pledge,  hypothecate,   mortgage  or  otherwise  encumber  its
                  assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes as may be necessary in connection with maintaining collateral in connection with writing put or call options or making initial margin deposits in connection with the purchase or sale of financial futures or index futures contracts and related options.

         (3) Purchase securities (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause the Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding debt securities of any one issuer; provided, however, that up to 25% of the value of the Fund's asset may be invested without regard to these restrictions.

         (4) Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or director of the Fund or its Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

         (5) Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (7) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreement together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's total assets.

         (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests in real estate.

         (9) Make loans to others, except insofar as the Fund may enter in repurchase agreements as set forth in the Prospectus or this SAI. The purchase of an issue of publicly distributed bonds or other securities, whether or not the purchase was made upon the original issuance of securities, is not to be considered the making of a loan.

         (10) Invest more than 25% of its assets in the securities of the "issuers" in any single industry; provided that there shall be no limitation on the purchase of municipal obligations and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For purposes of this limitation and that set forth in investment restriction
                  (3) above, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity  and a  security  is  backed  only  by the  assets  and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

         (11) Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

         (12) Invest for the purpose of exercising control or management of another company.

         (13)     Issue any senior security (as that term is defined in the 1940
                  Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

Other Operating Policies



As a matter of operating policy, the Fund will not purchase a security if, as a result (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
(iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser or officers or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Trust during the past five years:


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Director, John Hancock Freedom
                                                                               Securities Corporation (until
                                                                               September 1996); Director, John
                                                                               Hancock Signature Services, Inc.
                                                                               ("Signature Services") (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Health Plan Services,
                                                                               Inc., Massachusetts Health and
                                                                               Education Tax Exempt Trust, Flagship
                                                                               Healthcare, Inc., Carlin Insurance
                                                                               Agency, Inc., West Insurance Agency,
                                                                               Inc. (until May 1995), Uno
                                                                               Restaurant Corp.; Chairman,
                                                                               Massachusetts Board of Higher
                                                                               Education (since 1995).

William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B                                                                President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).


Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS; Vice President of
                                                                               Amerigas Partners L.P..

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser. (3) Member of the
     Audit Committee and the Administration Committee.
(3)  Member of the Audit Committee and the Administration Committee.

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston
                                                                               Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Trustee, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Advisers serves as investment adviser.

As of December 1, 1997, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date,, the following shareholders were the only record holders and beneficial owners of 5% or more of the shares of the Fund:



                                           Number of shares      Percentage of total
Name and Address                           beneficial interest   outstanding shares of
of Shareholder        Class of Shares      owned                 the class of the Fund
--------------        ---------------      -------------------   ---------------------
Hazen B. Hinman and      Class A           178,753              5.12%
Isabelle Hinman
c/o Wexford Clearing
Service Corp.
1 New York Plaza
New York, NY 10292

Merrill Lynch Pierce     Class B           3,141,180            21.56%
Fenner & Smith Inc.
4800 Deerlake Drive East
Jacksonville, FL
32246-6484


The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's fiscal year ended August 31, 1997. Messrs. Boudreau and Scipione and Ms. Hodsdon each a non-independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and its affiliates and receive no compensation from the Fund for their services.


--------------------------------------- -------------------------------- ---------------------------
                                                                         Total Compensation from the
                                        Aggregate Compensation           Fund and John Hancock Fund
Independent Trustees                    from the Fund(1)                 Complex to Trustees(2)
--------------------------------------- -------------------------------- ---------------------------
James F. Carlin                         $ 1,579                          $ 74,000
--------------------------------------- -------------------------------- --------------------------
William H. Cunningham(t)                  1,579                            74,000
--------------------------------------- -------------------------------- -------------------------
Charles F. Fretz                          1,579                            74,250
--------------------------------------- -------------------------------- -------------------------
Harold R. Hiser, Jr.(t)                   1,487                            74,000
--------------------------------------- -------------------------------- -------------------------
Charles L. Ladner                         1,579                            74,250
--------------------------------------- -------------------------------- -------------------------
Leo E. Linbeck, Jr.                       1,579                            74,250
--------------------------------------- -------------------------------- -------------------------
Patricia P. McCarter(t)                   1,579                            74,250
--------------------------------------- -------------------------------- -------------------------
Steven R. Pruchansky(t)                   1,644                            77,250
--------------------------------------- -------------------------------- -------------------------
Norman H. Smith(t)                        1,644                            77,250
--------------------------------------- -------------------------------- -------------------------
John P. Toolan(t)                         1,579                            74,250
--------------------------------------- -------------------------------- -------------------------
TOTAL                                   $15,828                          $747,750
--------------------------------------- -------------------------------- -------------------------


(1) Compensation made pursuant to different compensation arrangements then in effect for the fiscal year ended August 31, 1997.

(2) Total compensation from the Fund and the other John Hancock Complex to the Independent Trustees is as of December 31, 1997. As of this date there were sixty-seven funds in the John Hancock Fund Complex, of which each of the Independent Trustees served 32.

(t) As of December 3, 1997, the value of aggregate accrued deferred compensation from all funds in the John Hancock Fund complex for Mr. Cunningham was $227,304, for Mr. Hiser was $106,461, for Ms. McCarter was $ 157,310, for Mr. Pruchansky was $64,639, for Mr. Smith was $71,457 and for Mr. Toolan was $282,727 under the John Hancock Deferred Compensation Plan for Independent Trustees/Directors.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $22 billion in total assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                    Annual Rate
---------------                    -----------

The first $75 million              0.625%
The next $75 million               0.5625%
Over $150 million                  0.50%

The Adviser may temporarily reduce its advisory fee or make other arrangements to reduce the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the period from November 1, 1994 to December 22, 1994 and for the fiscal year ended October 31, 1994, the Fund paid Transamerica Fund Management Company ("TFMC"), it former investment adviser, advisory fees in the amount of $161,643 and $886,380, respectively. For the period from December 22, 1994 to October 31, 1995, the Fund paid the Adviser advisory fees in the amount of $830,016. During the period from December 22, 1994 to April 17, 1995, the Adviser paid subadvisory fees in the amount of $147,903 to Transamerica Investment Services, Inc.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the contract.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement was approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.

For the fiscal years ended  October 31, 1995,  the Fund paid to TFMC (and to the
Adviser  for  the  period  from   December   22,  1994  to  January  16,   1995)
administrative services fees of $10,565 and $88,709 respectively.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended August 31, 1996 and 1997, respectively, the Fund paid the Adviser $21,583 and $31,800 for services.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock Funds may pay extra compensation to financial service firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended for the period from November 1, 1995 to August 31, 1996 and for the year ended August 31, 1997 were $161,223 and $215,849, respectively. Of such amounts $17,877 and $26,764, respectively, retained by John Hancock Funds in 1996 and 1997. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate
Class B Plan at any time. For the fiscal year ended August 31, 1997, an aggregate of $ 7,504,868 of distribution expenses or 5.22% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended August 31, 1997, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

Expense Items

                                        Printing and
                                        Mailing       of                                          Interest,
                                        Prospectuses                           Compensation       Carrying or
                                        to New              Expenses of        to Selling         Other Finance
                     Advertising        Shareholders        Distributors       Brokers            Charges
                     -----------        ------------        ------------       -------            -------
Class A shares       $  11,698          $  1,158            $  26,190          $  31,166          -----
Class B shares       $158,567           $14,599             $752,067           $424,827           $90,829


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.



Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

         o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of an approved affinity group financial services plan.*

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

---------------------------------------- ---------------------------
Amount Invested                          CDSC RATE
---------------------------------------- ---------------------------
$1 to $4,999,000                         1.00%
---------------------------------------- ---------------------------
Next $5 million to $9,999,999            0.50%
---------------------------------------- ---------------------------
Amounts of $10 million and over          0.25%
---------------------------------------- ---------------------------

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transaction involving other investment companies or personal holding companies.

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. The reduced sales charges are also applicable to investments in shares made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                    $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                            -120
*        Minus appreciation on remaining shares
         (40 shares X $2)                                                   - 80
*        Amount subject to CDSC                                             $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares of each Fund that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:


For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a
         CDSC).


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merrill Lynch financial consultant for further information.


For Retirement Accounts (such as IRA, SIMPLE plans, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

-------------------------------------------------------------------------------
Type of        401(a) Plan  403(b)      457         IRA, IRA      Non-Retirement
Distribution   (401(k),                             Rollover
               MPP, PSP)
-------------------------------------------------------------------------------
Death or       Waived       Waived      Waived      Waived        Waived
Disability
-------------------------------------------------------------------------------
Over 70 1/2    Waived       Waived      Waived      Waived for    12% of
                                                    mandatory     account
                                                    distribution  value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Between 59     Waived       Waived      Waived      Waived for    12% of
1/2 and                                             Life          account
70 1/2                                              Expectancy    value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Under 59 1/2   Waived       Waived for  Waived for  Waived for    12% of
                            annuity     annuity     annuity       account
                            payments    payments    payments      value
                            (72t) or    (72t) or    (72t) or      annually
                            12% of      12% of      12% of        in
                            account     account     account       periodic
                            value       value       value         payments
                            annually    annually    annually
                            in          in          in
                            periodic    periodic    periodic
                            payments.   payments.   payments.
--------------------------------------------------------------------------------
Loans          Waived       Waived      N/A         N/A           N/A
--------------------------------------------------------------------------------
Termination    Not Waived   Not Waived  Not Waived  Not Waived    N/A
of Plan
--------------------------------------------------------------------------------
Hardships      Waived       Waived      Waived      N/A           N/A
--------------------------------------------------------------------------------
Return of      Waived       Waived      Waived      Waived        N/A
Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she will incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares solely in cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value of the Fund at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may changed or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares of the Fund at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program (MAAP). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to processing date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in shares of any of the other John Hancock mutual funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares acquired through reinvestment will, for purposes of computing the CDSC payable upon subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel the reinvestment privilege at any time.

A redemption or exchange of shares of the Fund is a taxable transaction for Federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B share, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares, and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitled their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liability of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock

Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS


The Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to federal income tax on its taxable and tax-exempt income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid or minimize liability for such tax by satisfying such distribution requirements.


The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.


Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that will enable the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholder should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains or to enter into options or futures transactions. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares and, to the extent in excess of the disallowed amount, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six month or less that are recharacterized as long-term capital losses, as described above.


Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. As of August 31, 1997, the Fund had capital loss carryforwards of $6,907,488 of which $2,785,979 expires in 2002, $205,838 expires in 2003, $3,207,633 expires in 2004 and $708,038 expires in 2005.

Dividends and capital gain distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

The Fund may invest a substantial portion of its assets in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations it will address these issues in order to distribute sufficient income to preserve its status as a regulated investment company and avoid becoming subject to Federal income or excise tax.

The Fund is required to accrue original issued discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rates swaps, caps, floors and collars, and possibly other investments or transactions are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations or municipal obligations of issuers in the state in which a shareholder is subject to tax, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions. Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gains (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, some of the Fund's losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the applicable provisions of federal law incorporated in Massachusetts law, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended August 31, 1997, the annualized yields on Class A and Class B shares of the Fund were 5.00% and 4.48%% respectively. The average annual total return of the Class B shares of the Fund for the 1 year and 5 year periods ended August 31, 1997 and since inception on August 29, 1986 were 2.51%, 5.70% and 6.99% respectively and reflect payment of the applicable CDSC at the end of the period.

The average annual total return of Class A shares of the Fund for the 1 year period ended August 31, 1997 and since inception on December 31, 1993 were 3.42% and 3.95%, respectively, and reflect payment of the maximum sales charge.


The Fund advertises yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                       a - b
                                       ______         6
                       Yield = 2 ( [ (   cd   ) + 1 ] - 1 )

Where:

         a =   dividends and interest earned during the period.

         b =   net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).

The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A and Class B Shares at the maximum federal tax rate for the 30-day period ended August 31, 1997 were 8.28% and 7.42%, respectively.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 00 year and life-of fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n________
T = \/ ERV / P -1


Where:

         P =      a hypothetical initial investment of $1,000.

         T =      average annual total return.

         n =      number of years.

         ERV = ending redeemable value of hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.


Because each share has its own sales charge and fee structure, the classes have different performance results. 52 In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation also assumes that all 52 dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The 52 "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a 52 percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 52 sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on 52 Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return 52 figure.


In the case of a tax-exempt obligation issued without original issue discount and having a current market 52 discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a 52 tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the 52 then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate 52 based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original 52 issue discount, the discount based on the current market value is less than the then-remaining portion of 52 original issue discount (market premium), the yield to maturity is based on the market value.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to 52 indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed 52 Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on 52 fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are 52 also used for comparison purposes, as well the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, and BARRON'S may also be utilized. The Fund's 52 promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the 52 market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be 52 representations of performance of the Fund for any period in the future. The performance of the Fund is a 52 function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market 52 conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of 52 beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease 52 the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions 52 are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. 52 Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will 52 offer the best price and market for the execution of each such transaction. Purchases from underwriters of 52 portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers 52 serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis 52 through dealers acting for their own account as principals and not as brokers; no brokerage commissions are 52 payable on these transactions.




The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable 52 prices consistent with best execution, considering all of the costs of the transaction including brokerage 52 commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is 52 executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association 52 of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the 52 services, including primarily the availability and value of research information and to a lesser extent 52 statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the 52 performance of the Fund. It is not possible to place a dollar value on information and services to be received 52 from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of 52 research information is not expected to reduce significantly the expenses of the Adviser. The research 52 information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other 52 advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund 52 will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's 52 officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and 52 practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

For the fiscal year ended August 31, 1997, the Fund paid $ 47,181 in negotiated brokerage commissions. For the 52 period ended August 31, 1996, the Fund paid $12,578 in negotiated brokerage commissions and for the year ended 52 October 31, 1995, the Fund paid no negotiated brokerage commissions.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which 52 another broker would have charged for effecting that transaction. This practice is subject to a good faith 52 determination by the Directors that the price is reasonable in light of the services provided and to policies 52 that the Directors may adopt from time to time. For the year ended August 31, 1995, the Fund did not pay 52 commissions to compensate brokers for research services such as industry, economic and company reviews and 52 evaluations of securities. During the period ended August 31, 1996 and the fiscal year August 31, 1997, the Fund did not pay commissions to compensate brokers for research services such as industry, economic and company 52 reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, 52 Inc., a broker dealer ("Distributors" or "Affiliated Brokers"). Pursuant to procedures determined by the 52 Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio 52 transactions with or through Affiliated Brokers. During the period ended August 31, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. 52 Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar 52 securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund 52 would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for 52 comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which 52 the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated 52 Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" 52 (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Brokers. Because the 52 Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the 52 obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating 52 commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. 52 When these clients buy or sell the same securities at substantially the same time, the Adviser may average the 52 transaction as to price and allocate the amount of available investments in a manner which the Adviser believes 52 to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely 52 affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, 52 to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund 52 with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, the custodian 52 performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements and financial highlights of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance on their report given on their authority of such firm as experts in accounting and auditing.

APPENDIX A

CORPORATE AND TAX-EXEMPT BOND RATINGS


Moody's Investors Service, Inc. ("Moody's)

Aaa, Aa, A and Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds." The foregoing ratings for tax-exempt bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such conditional ratings denote the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered a medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba, B, Caa, Ca - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group ("S&P")

AAA, AA, A and BBB - Bonds rated AAA bear the highest rating assigned to debt obligations, which indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balanced, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch Investors Service ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balanced, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

APPENDIX B

EQUIVALENT YIELDS:
Tax-Exempt vs. Taxable Yield

         The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 1997. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.



TAX-FREE YIELDS 1998 TAX TABLE

Single Return      Joint Return      Marginal    TAX-EXEMPT YIELD
                                                 -------- -------- --------- -------- ---------- ---------- ---------
                                     Income
(Taxable Income)                     Tax Rate    4%       5%       6%        7%       8%         9%         10%
------------------------------------             -------- -------- --------- -------- ---------- ---------- ---------
$0-$25,350         $0-$42,350        15.0%       4.71%    5.88%    7.06%     8.24%    9.41%      10.59%     11.76%
25,351-61,400      42,351-102,300    28.0%       5.56%    6.94%    8.33%     9.72%    11.11%     12.50%     13.89%
61,401-128,100     102,301-155,950   31.0%       5.80%    7.25%    8.70%     10.14%   11.59%     13.04%     14.49%
128,101-278,450    155,951-278,450   36.0%       6.25%    7.81%    9.38%     10.94%   12.50%     14.06%     15.63%
over $278,450      over $278,450     39.6%       6.62%    8.28%    9.93%     11.59%   13.25%     14.90%     16.56%


It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phaseout of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amonts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, it any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the Fund. While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

FINANCIAL STATEMENTS



The financial statements listed below are included in each Fund's 1997 Annual Report to Shareholders for the year ended August 31, 1997; (filed electronically on November 4, 1997, accession number 0001010521-97-000413) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Free Bond Trust (file nos. 811-5968 and 33-32246).

John Hancock High Yield Tax-Free Bond Fund

  Statement of Assets and Liabilities as of August 31, 1997.
  Statement of Operations for the year ended August 31, 1997.
  Statement of Change in Net Assets for the period ended August 31, 1997. Financial Highlights for the eleven years in the period ended August 31, 1997. Notes to Financial Statements.
  Schedule of Investments as of August 31, 1997.
  Report of Independent Auditors.

                         JOHN HANCOCK TAX-FREE BOND FUND

                           Class A and Class B Shares
                       Statement of Additional Information


                                 January 1, 1998


This Statement of Additional Information provides information about John Hancock tax-free Bond (the "Fund"), in addition to the information that is contained in the combined tax-free Income Funds' Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock tax-free Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


TABLE OF CONTENTS


   Organization of  the Fund ..................................................2
   Investment Objective and Policies...........................................2
   Investment Restrictions.............................................. .....14
   Those Responsible for Management...........................................16
   Investment Advisory and Other Services.....................................25
   Distribution Contracts.....................................................27
   Net Asset Value............................................................29
   Initial Sales Charge On Class A Shares.....................................29
   Deferred Sales Charge on Class B Shares....................................32
   Special Redemptions........................................................35
   Additional Services and Programs...........................................36
   Description of the Fund's Shares...........................................38
   Tax Status.................................................................39
   Calculation of Performance.................................................44
   Brokerage Allocation.......................................................46
   Transfer Agent Services....................................................48
   Custody of Portfolio.......................................................48
   Independent Auditors.......................................................48
   Appendix A - Equivalent Yields............................................A-1
   Appendix B - Bond and Commercial Paper Rating.............................B-1
   Financial Statements .....................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1989. Prior to the approval of John Hancock Advisers, Inc. (the "Adviser"), as the Fund's adviser effective December 22, 1994, the Fund was known as Transamerica tax-free Income Fund. The Adviser is an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.


The Fund seeks to achieve its objective by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes ("Municipal Obligations" or "Municipal Bonds"). Municipal Obligations include debt obligations issued by or on behalf of states, territories or possessions of the United States; the District of Columbia, and the political subdivisions, agencies or instrumentalities thereof.

Under normal market conditions the Fund invests at least 80% of it's assets in Municipal Bonds. The Fund's Municipal Bonds include investment grade bonds, notes and commercial paper. This policy is consistent with the SEC staff's current position about using the word bond in the Fund's name.

For liquidity and flexibility, the Fund may place up to 20% of total assets in taxable investment grade short-term securities. For defensive purposes, it may invest more assets in these securities.

Description of Municipal Obligations. In seeking to achieve its investment objective, the Fund invests in a variety of Municipal Obligations which consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper, the interest on which in the opinion of the bond issuer's counsel (not the Fund's counsel) is exempt from federal income tax.

Municipal Bonds. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a Municipal Obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such Notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal Commercial Paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal Commercial Paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980's placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue Municipal Obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of Municipal Obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued Municipal Obligations.

Issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their Municipal Obligations may be affected.

The yields of Municipal Bonds depend upon, among other things, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard and Poor's Rating Group ("S&P"), Moody's Investor Services, Inc. ("Moody's") and Fitch Investment Services ("Fitch") represent their respective opinions of the quality of the Municipal Bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields and Municipal Bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Ratings as Investment Criteria. The Fund may invest less than 35% of its assets in municipal bonds, including private activity bonds, and municipal notes rated at the time of purchase Ba or B by Moody's, BB or B by S&P or Fitch or, if not rated, determined by the Adviser to be of comparable credit quality. Municipal commercial paper like the Fund's other municipal investments can be of below investment grade quality and maybe rated or unrated. The Fund may retain Municipal Obligations whose ratings are downgraded below permissible ratings until the Adviser determines that disposing of such Obligations is in the best interests of the Fund.

Municipal bonds and notes rated BBB or Baa are considered to have some speculative characteristics and can pose special risks involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. Municipal bonds and notes rated BB, B, Ba or B are considered speculative and are generally referred to as junk bonds. While generally providing greater income than investments in higher quality securities, these instruments involve greater risk of principal and income loss, including the possibility of default. These instruments may have greater price volatility, especially during periods of economic uncertainty or change. Bonds rated B are currently meeting debt service requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. In addition, the market for these instruments may be less liquid than the market for higher rated securities. Therefore, the Adviser's judgment at times plays a greater role in the performance and valuation of the Fund's investments in these instruments. See Appendix B for additional discussion of the ratings assigned to Municipal Obligations.

The Adviser will purchase municipal bonds rated BBB, BB or B or Baa, Ba or B where, based upon price, yield and its assessment of quality, investment in such bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB, BB or B or Baa, Ba or B, and will dispose of such bonds necessary to assure that the Fund's overall portfolio is constituted in manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in municipal bonds rated BBB, BB or B or Baa, Ba or B includes obligations believed to be consistent with the goal of preserving capital, such bonds may not provide yields as high as those of other obligations having such ratings and the differential in yields between such bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available.

Because there is no restriction on the maturities of the Municipal Obligations in which the Fund may invest, the Fund's average portfolio maturity is not subject to any limit. Generally, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the values of the Fund's assets and on the net asset value per share.

Variable or Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in non-readily marketable securities.

Participation Interests. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests, which are determined to be not readily marketable, will be considered as such for purposes of the Fund's 10% investment restriction on investment in non-readily marketable illiquid securities. The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each Certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

The Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax- exempt securities.

In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or (e) for such other reasons as the Adviser deems relevant in light of economic or market conditions.

The Fund is a "diversified" management investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. government securities and securities of other investment companies and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of Fund's total assets. Since Municipal Obligations ordinarily purchased by the Fund are not voting securities (notwithstanding the 75% limitation described above), there is generally no limit on the percentage of a single issuer's obligations which the Fund may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.


Repurchase Agreements. The Fund may enter into repurchase agreements for purposes of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.


The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.


Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions solely for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.




The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued and Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the

Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.


Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.


Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.


Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.


Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.


Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The
Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


The Fund may not:

          1. Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowings was made. While borrowing exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowing will reduce the Fund's net investment income.

          2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets but only to secure borrowing for temporary or emergency purposes or as may be necessary in connection with maintaining collateral in connection with writing put and call options or making initial margin deposits in connection with the purchase or sale of financial futures, index futures contracts and related options.

          3. With respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies of instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund's total assets to be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

          4. Make loans to others, except through the purchase of obligations in which the Fund is authorized to invest, entering in repurchase agreements and lending portfolio securities in an amount not exceeding one third of its total assets.

          5. Purchase illiquid securities, including securities subject to restrictions on disposition under the Securities Act of 1933, repurchase agreements maturing in more than seven days, and securities which do not have readily available market quotations, if such purchase would cause the Fund to have more than 10% of its net assets invested in such types of securities.

          6. Purchase or retain the securities of any issuer, if those officers and Trustees of the Fund or the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

          7. Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

          8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          9. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

          10. Invest in common stock or in securities of other investment companies, except that securities of investment companies may be acquired as part of a merger, consolidation or acquisition of assets and units of registered unit investment trusts whose assets consist substantially of tax-exempt securities may be acquired to the extent permitted by Section 12 of the Act or applicable rules.

          11. Invest more than 25% of its assets in the securities of "issuers" in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or political subdivision thereof. For purposes of this limitation when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity unless the value of all securities issued or guaranteed by the government or other entity owned by the Fund does not exceed 10% of the Fund's total assets.

          12. Invest more than 5% of its total assets in securities of any issuers if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except U.S. government and agency obligations and obligations backed by the faith, credit and taxing power of any person authorized to issue tax exempt securities).

          13. Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities on a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

The Trustees have approved the following non-fundamental investment policy pursuant to an order of the SEC: Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of each Fund's assets will not be considered a violation of the restriction.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and directors of John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Director, John Hancock Freedom
                                                                               Securities Corporation (until
                                                                               September 1996); Director, John
                                                                               Hancock Signature Services, Inc.
                                                                               ("Signature Services") (until
                                                                               January 1997).


---------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Consolidated Group
                                                                               Trust (insurance administration),
                                                                               Carlin Insurance Agency, Inc., West
                                                                               Insurance Agency, Inc. (until May
                                                                               1995) Uno Restaurant Corp.;
                                                                               Chairman, Massachusetts Board of
                                                                               Higher Education (since 1995).

William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B

President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management
June 1928                                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS; Vice President of
                                                                               Amerigas Partners L.P.

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Trustee, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).
-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.;  Clerk, Insurance Agency,
                                                                               Inc.; Counsel,  John Hancock Mutual
                                                                               Life   Insurance   Company   (until
                                                                               February 1996),  and Vice President
                                                                               of John Hancock Distributors,  Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 1, 1997, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of December 1, 1997, Merrill Lynch Pierce Fenner & Smith Inc., Trade House Account Team B, 4800 Deerlake Drive East, Jacksonville, FL held 989,807 shares representing 5.36% of the Fund's Class B shares. At such date, no person owned of record or was known by the Fund to own beneficially as much as 5% of the outstanding shares of the Fund.

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's fiscal year ended August 31, 1997. Messrs. Boudreau and Scipione and Ms. Hodsdon each a non-independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and its affiliates and receive no compensation from the Fund for their services.


                                                  Aggregate                 Total Compensation from
                                                  Compensation              all Funds in John Hancock
       Trustees                                   from the Fund1            Fund Complex to Trustees2
       --------                                   --------------            -------------------------
       James F. Carlin                                $ 6,572                 $  74,000
       William H. Cunningham(t)                         6,572                    74,000
       Charles F. Fretz                                 6,572                    74,250
       Harold R. Hiser, Jr.(t)                          6,245                    74,000
       Charles L. Ladner                                6,572                    74,250
       Leo E. Linbeck, Jr.                              6,572                    74,250
       Patricia P. McCarter(t)                          6,572                    74,250
       Steven R. Pruchansky(t)                          6,832                    77,250
       Norman H. Smith(t)                               6,832                    77,250
       John P. Toolan(t)                                6,572                    74,250
                                                      -------                  --------
             Total                                    $65,913                  $747,750

         1     Compensation for the period ended August 31, 1997.

         2 The total compensation paid by the John Hancock Funds Complex to the Independent Trustees as of the calendar year ended December
               31, 1997. As of this date there were 67 funds in the John Hancock
               Funds Complex, of which each of these Independent  Trustees serve
               32.


         (t) As of December 3, 1997, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $227,304, for Mr. Hiser was $106,461, for Ms. McCarter was $157,310, for Mr. Pruchansky was $64,639, for Mr. Smith was $71,457 and for Mr. Toolan was $282,727 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $22 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

          Net Asset Value                       Annual Rate
          ---------------                       -----------
          First $500,000,000                    0.55%
          Next $500,000,000                     0.50%
          Amount over $1,000,000,000            0.45%

The Adviser may voluntarily and temporarily reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's
Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the Adviser.

The continuation of the Advisory Agreement was approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

For the fiscal year ended December 31, 1995 and the period ending August 31, 1996, advisory fees payable to the Fund's Adviser amounted to $1,048,120 and $1,489,530 respectively. For the fiscal year ended August 31, 1997, advisory fees payable to the Fund's Adviser amounts to $4,110,920. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect.


Administrative Services Agreement. The Fund was a party to an administrative services agreement with Transamerica Fund Management Company ("TFMC") (the
"Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the

Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as investment adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.


For the fiscal year ended December 31, 1994, the Fund paid to TFMC (pursuant to the Services Agreement) $116,742, of which $81,515, was paid to TFMC and $35,227, were paid for certain data processing and pricing information services. No fees relating to the Services Agreement were paid or incurred since fiscal year 1995.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended August 31, 1996, the Fund paid the Adviser $20,551 for services under this agreement from the effective date of July 1, 1996. For the fiscal year ended August 31, 1997, the Fund paid the Adviser $143,283 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre- clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accept orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended for the period from November 1, 1995 to August 31, 1996 and for the year ended August 31, 1997 were $355,895 and $642,722, respectively. Of such amounts $39,275 and $65,428, respectively, retained by John Hancock Funds in 1996 and 1997. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.15% and 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares, respectively. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. John Hancock Funds has agreed to continue to limit the payments of expenses under the Plans to 0.15% and 0.90% of the average daily net assets of the Class A and Class B shares, respectively. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbrused distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expense under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbrused expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan at any time. For the fiscal year ended August 31, 1997 an aggregate of $10,547,839 of distribution expenses or 5.86% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they must be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they must not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that the expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the period ended August 31, 1997, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

Expense Items

                                           Printing and                                        Interest,
                                           Mailing of                                          Carrying or
                                           Prospectus       Compensation                       Other
                                           to New           to Selling       Expenses of       Finance
                       Advertising         Shareholders     Brokers          Distributor       Charges
                       -----------         ------------     -------          -----------       -------
Class A Shares          $ 66,737           $1,907            $  634,266      $184,277          ----

Class B Shares          $133,884           $3,148            $1,044,444      $311,630          $132,197


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees reserves the right to change or waive the minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Signature Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.




Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

         o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o        A member of an approved affinity group financial services plan

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

        o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge.

                  However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

                ----------------------------------------------- ----------------
                Amount Invested                                        CDSC Rate
                ----------------------------------------------- ----------------
                $1 to $4,999,999                                       1.00%
                ----------------------------------------------- ----------------
                Next $5 million to $9,999,999                          0.50%
                ----------------------------------------------- ----------------
                Amounts of $10 million and over                        0.25%
                ----------------------------------------------- ----------------


Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. The reduced sales charges are also applicable to investments in shares made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investment in Class B shares are purchased at net asset value per share without the position of an initial sales charge so the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

  *        Proceeds of 50 shares redeemed at $12 per share                  $600
  *        Minus proceeds of 10 shares not subject to CDSC (dividend
           reinvestment)                                                    -120

  *        Minus appreciation on remaining shares (40 shares X $2)           -80

  *        Amount subject to CDSC                                           $400

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemption of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

         * Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

         *        Redemptions   made  under  certain   liquidation,   merger  or
                  acquisition transactions involving other investment companies or personal holding companies.

         *        Redemptions due to death or disability.

         *        Redemptions  made  under  the  Reinstatement   Privilege,   as
                  described in "Sales Charge Reductions and Waivers" of the Prospectus.

         * Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that

         * account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withrdrawl plan redemptions of Class A shares that are subject to a CDSC)


         * Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


         For Retirement Accounts (such as IRA, SIMPLE plan, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code of 1986, as amended (the "Code") unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plans and Profit Sharing Plans).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.
CDSC Waiver Matrix for Class B Funds.

-------------------------------------------------------------------------------
Type of        401(a) Plan  403(b)      457         IRA, IRA      Non-Retirement
Distribution   (401(k),                             Rollover
               MPP, PSP)
-------------------------------------------------------------------------------
Death or       Waived       Waived      Waived      Waived        Waived
Disability
-------------------------------------------------------------------------------
Over 70 1/2    Waived       Waived      Waived      Waived for    12% of
                                                    mandatory     account
                                                    distribution  value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Between 59     Waived       Waived      Waived      Waived for    12% of
1/2 and                                             Life          account
70 1/2                                              Expectancy    value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Under 59 1/2   Waived       Waived for  Waived for  Waived for    12% of
                            annuity     annuity     annuity       account
                            payments    payments    payments      value
                            (72t) or    (72t) or    (72t) or      annually
                            12% of      12% of      12% of        in
                            account     account     account       periodic
                            value       value       value         payments
                            annually    annually    annually
                            in          in          in
                            periodic    periodic    periodic
                            payments.   payments.   payments.
--------------------------------------------------------------------------------
Loans          Waived       Waived      N/A         N/A           N/A
--------------------------------------------------------------------------------
Termination    Not Waived   Not Waived  Not Waived  Not Waived    N/A
of Plan
--------------------------------------------------------------------------------
Hardships      Waived       Waived      Waived      N/A           N/A
--------------------------------------------------------------------------------
Return of      Waived       Waived      Waived      Waived        N/A
Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAM

Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".


Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A shares or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.


Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable and tax-exempt income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt- interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.


Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that will enable the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholder should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the disallowed amount, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of

Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.


Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $15,619,534 of capital loss carry forwards, $10,378,466 expires in 2002, $5,155,633 expires in 2003 and $85,435 expires in
2004 which are available to offset future net capital gains.


Dividends and capital gain distributions paid by the Fund will not qualify for the dividends received deduction for corporate shareholders.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.


The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rates swaps, caps, floors and collars, and possibly other investments or transactions are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions. Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gains (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations or municipal obligations of issuers in the state in which a shareholder is subject to tax, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.


Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the applicable provisions of federal law incorporated in Massachusetts law, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 1997, the annualized yields of the Fund's Class A shares and Class B shares were 4.53% and 3.99%, respectively. The average annual total returns of the Class A shares of the Fund for the one and five year periods and since inception on January 5, 1990 were 4.52%, 6.04% and 7.77%, respectively (4.46%, 5.91% and 7.35%, respectively, without taking into account the expense limitation arrangements). As of August 31, 1997, the average annual returns for the Fund's Class B shares for the one and five year periods and since inception on December 31, 1991 were 3.63%, 5.91% % and 6.67%, respectively (3.57%, 5.78% and 6.43%, respectively, without taking into account the expense limitation arrangements).


The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n______
T = \/ERV /p - 1


Where:

         P=       a hypothetical initial investment of $1,000.
         T=       average annual total return
         n=       number of years
       ERV=       ending  redeemable value of a hypothetical  $1,000  investment made at the beginning of the 1-year and life-of-fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. 52 In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all 52 dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The 52 "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the 52 Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a 52 percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 52 maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales 52 charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total 52 return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market 52 discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a 52 tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the 52 then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate 52 based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original 52 issue discount, the discount based on the current market value is less than the then-remaining portion of 52 original issue discount (market premium), the yield to maturity is based on the market value.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income 52 per share determined for a 30-day period by the maximum offering price per share (which includes the full sales 52 charge) on the last day of the period, according to the following standard formula:

               a-b
               ___          6
Yield = 2 ( [ ( cd) + 1 ] ) - 1)

Where:

a=       dividends and interest earned during the period.

b=       net expenses accrued during the period.

c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d= the maximum offering price per share on the last day of the period (NAV where applicable).


The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A and Class B shares at a maximum federal tax rate for the 30-day period ended August 31, 1997 were 7.50% and 6.61%, respectively.


From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread". Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.



The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended December 31, 1995 and period ended August 31, 1996, the Fund paid negotiated brokerage commissions in the amount of $39,558 and $335,052, respectively. For the fiscal year ended August 31, 1997, the Fund paid negotiated brokerage commissions in the amount of $820,093.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the period ended August 31, 1995, 1996 and 1997, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder John Hancock Distributors, Inc., a broker dealer ("John Hancock Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the period ended August 31, 1995, 1996, and 1997, the Fund did not execute any portfolio transaction with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements and financial highlights of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance on their report given on their authority of such firm as experts in accounting and auditing.

APPENDIX A

EQUIVALENT YIELDS:

Tax-Exempt vs. Taxable Yield

The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 1997. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.




TAX-FREE YIELDS 1998 TAX TABLE

Single Return      Joint Return      Marginal    TAX-EXEMPT YIELD
                                                 -------- -------- --------- -------- ---------- ---------- ---------
                                     Income
(Taxable Income)                     Tax Rate    4%       5%       6%        7%       8%         9%         10%
------------------------------------             -------- -------- --------- -------- ---------- ---------- ---------
$0-$25,350         $0-$42,350        15.0%       4.71%    5.88%    7.06%     8.24%    9.41%      10.59%     11.76%
$25,351-61,400     $42,351-102,300   28.0%       5.56%    6.94%    8.33%     9.72%    11.11%     12.50%     13.89%
$61,401-128,100    $102,301-155,950  31.0%       5.80%    7.25%    8.70%     10.14%   11.59%     13.04%     14.49%
$128,101-278,450   $155,951-278,450  36.0%       6.25%    7.81%    9.38%     10.94%   12.50%     14.06%     15.63%
over $278,450      over $278,450     39.6%       6.62%    8.28%    9.93%     11.59%   13.25%     14.90%     16.56%


It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phase out of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, it any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the Fund. While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

APPENDIX B

TAX EXEMPT BOND RATINGS

         Below is a description of the six ratings that may apply to the Fund's investments in tax-exempt Bonds.

tax-exempt Bond Ratings

         Mode's describes its six highest ratings for Tax-exempt Bonds as follows:

         Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Be are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         The six highest ratings of Standard & Pool's for Tax-exempt Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB and B:

                  AAA This is the highest rating assigned by Standard & Pool's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                  AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                  BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.


Fitch describes its ratings for Tax-exempt Bonds as follows:

                  AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

                  A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

                  B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         Mode's ratings for state and municipal notes and other short-term loans are designated Mode's Investment Grade (MIDGE). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short- term run. Symbols used will be as follows:

         MIDGE 1 Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIDGE 2 Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         MIDGE 3 Loans bearing this designation are of favorable quality, with all securities elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         Standard & Pool's ratings for state and municipal notes and other short-term loans are designated Standard & Pool's Grade (SP).

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

         Fitch Ratings for short-term debt obligations that are payable on demand or have original maturates of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2  Good  Credit   Quality.   Issues   assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin for safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

FINANCIAL STATEMENTS



The financial statements listed below are included in each Fund's 1997 Annual Report to Shareholders for the year ended August 31, 1997; (filed electronically on November 4, 1997, accession number 0001010521-97-000413) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Free Bond Trust (file nos. 811-5968 and 33-32246).

John Hancock Tax-Free Bond Fund

  Statement of Assets and Liabilities as of August 31, 1997.
  Statement of Operations for the year ended August 31, 1997.
  Statement of Change in Net Assets for the period ended August 31, 1997. Financial Highlights for the eights years in the period ended August 31, 1997. Notes to Financial Statements.
  Schedule of Investments as of August 31, 1997.
  Report of Independent Auditors.

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the John Hancock Tax-Free Bond and John Hancock High Yield Tax-Free Fund 1997 Annual Reports to Shareholders for the year ended August 31, 1997 (filed electronically on
November 4, 1997; file nos. 811-5968 and 33-32246 accession number 0001010521-97-000413).

     John Hancock Tax Free Bond Fund

     Statement of Assets and  Liabilities as of August 31, 1997.
     Statement of Operations of the year ended August 31, 1997.
     Statement of Changes in Net Asset for each of the two years in the period ended August 31, 1997.
     Notes to Financial Statements.
     Financial Highlights for each of the eight years in the period ended August 31, 1997.
     Schedule of Investments as of August 31, 1997.
     Report of Independent Auditors.

     John Hancock High Yield Tax Free Fund

     Statement of Assets and Liabilities as of August 31, 1997.
     Statement of Operations of the year ended  August 31, 1997.
     Statement of Changes in Net Asset for each of the two years in the period ended August 31, 1997.
     Notes to Financial Statements.
     Financial Highlights for each of the eleven years in the period ended August 31, 1997.
     Schedule of Investments as of August 31, 1997.
     Report of Independent Auditors.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of December 1, 1997, the number of record holders of shares of the Registrant was as follows:

                Title of Class                 Number of Record Holders
                --------------                 ------------------------
              Tax-Free Bond Fund
                Class A Shares -                       30,289
                Class B Shares -                        7,092

              High Yield Tax-Free
                Class A Shares -                        1,315
                Class B Shares -                        3,588

Item 27. Indemnification

     (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

     (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company "Insurance Company" provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 29. Principal Underwriters

     (a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Declaration Trust, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock
World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancok Investment Trust III.

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.                President, Chief Executive                   Chairman
101 Huntington Avenue                     Officer and Director
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                  President and Compliance Officer
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                              Director                      Vice Chairman, Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

James V. Bowhers                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Anne C. Hodson                          Director and Executive                      President
101 Huntington Avenue                          President
Boston, Massachusetts

Osbert M. Hood                            Senior Vice President                       None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                      Senior Vice President and Director                 None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-5

       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Anthony P. Petrucci                     Executive Vice President                     None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                         Senior Vice President                      None
6501 Americas Parkway
Albuquerque, New Mexico

John A. Morin                         Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                              Vice President                   Vice President and
101 Huntington Avenue                                                             Secretary
Boston, Massachusetts

Keith F. Hartstein                       Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                               Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                  Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                      Vice President and                         None
101 Huntington Avenue                         Treasurer
Boston, Massachusetts

Richard O. Hanson                       Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

J. William Benintende                       Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Kristine Pancare                            Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                              Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-6

Name and Principal                        Positions and Offices              Positions and Offices
Business Address                            with Underwriter                   with Underwriter
----------------                            ----------------                   ----------------

Thomas E. Moloney                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                             Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                             Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                           Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-7

Name and Principal                        Positions and Offices              Positions and Offices
Business Address                            with Underwriter                    with Underwriter
----------------                            ----------------                    ----------------

William C. Fletcher                             Director                              None
53 State Street
Boston, Massachusetts


     (c) None.

Item 30. Location of Accounts and Records

     Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not Applicable

     (b) Not Applicable

     (c) The Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

     (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of December, 1997.

                                            JOHN HANCOCK TAX-FREE BOND TRUST


                                       By:                  *
                                            ------------------------------------
                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                             Title                                  Date
      ---------                             -----                                  ----

             *
------------------------           Chairman and Chief Executive
Edward J. Boudreau, Jr.            Officer (Principal Executive Officer)


/s/James B. Little
------------------------           Senior Vice President and Chief              December 22, 1997
James B. Little                    Financial Officer (Principal
                                   Financial and Accounting Officer)

             *
------------------------           Trustee
James F. Carlin


             *
------------------------           Trustee
William H. Cunningham


             *
------------------------           Trustee
Charles F. Fretz


             *
------------------------           Trustee
Harold R. Hiser, Jr.


                                      C-9

      Signature                             Title                                  Date
      ---------                             -----                                  ----


             *
------------------------           Trustee
Anne C. Hodsdon


             *
------------------------           Trustee
Charles L. Ladner


             *
------------------------           Trustee
Leo E. Linbeck, Jr.


             *
------------------------           Trustee
Patricia P. McCarter


             *
------------------------           Trustee
Steven R. Pruchansky


             *
------------------------           Trustee
Norman H. Smith


             *
------------------------           Trustee
Richard S. Scipione


             *
------------------------           Trustee
John P. Toolan


*By:  /s/ Susan S. Newton                                                       December 22, 1997
      -------------------------
      Susan S. Newton
      Attorney-in-Fact under
      Powers of Attorney dated
      June 25, 1996.


                                  EXHIBIT INDEX


Exhibit No.                             Description

   99.B1       Amended and Restated Declaration of Trust dated July 1, 1996.***

   99.B2       Amended and Restated By-Laws dated November 19, 1996.***

   99.B3       None

  99.B4.1      Specimen share certificate for Registrant (Classes A and B).*

   99.B5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant.*

  99.B5.1 Investment Management Contract between High Yield Tax-Free Fund and John Hancock Advisers, Inc. dated September 30, 1996.***

   99.B6 Distribution Agreement between John Hancock Funds, Inc. and the Registrant.*

  99.B6.1      Amendment to Distribution Agreement dated September 30, 1996.***

  99.B6.1      Form of Financial Institution Sales and Service Agreement.*

  99.B6.2 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

   99.B7       None

   99.B8       Master Custodian Agreement with Investors Bank and Trust Company
               Bank.*

   99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

  99.B9.1 Amendment to Transfer Agency and Service Fee Agreement dated September 30, 1996.***

   99.B10      Not applicable.

   99.B11      Independent Auditor's Consents.+

   99.B12      None

   99.B13      None


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

   99.B15 Class A Distribution Plan between Tax-Free Bond Fund and John Hancock Funds, Inc. dated June 26, 1996.*

  99.B15.1 Class B Distribution Plan between Tax-Free Bond Fund and John Hancock Funds, Inc.*

  99.B15.2 Class A Distribution Plan between High Yield Tax-Free Fund and John Hancock Funds, Inc. dated September 30, 1996.***

  99.B15.3 Class B Distribution Plan between High Yield Tax-Free Fund and John Hancock Funds, Inc. dated September 30, 1996.***

   99.B16 Working papers showing yield calculation for yield and total return.**

   27.1A       High Yield Tax-Free - Annual+
   27.1B       High Yield Tax-Free - Annual+
   27.2A       Tax-Free Bond Fund - Annual+
   27.2B       Tax-Free Bond Fund - Annual+

* Previously filed electronically with post-effective amendment number 7 (file nos. 33-32246 and 811-5968) on February 24, 1995, accession number 00009500129-95-000095.

** Previously filed electronically with post-effective amendment number 8 (file nos. 33-32246 and 811-5968) on February 29, 1996, accession number 0000950135-96-001238.

*** Previously filed electronically with post-effective amendment number 12 (file nos. 33-32246 and 811-5968) on December 23, 1996, accession number 0001010521-96-000229.

+    Filed herewith


                                      C-12